FOURTH AMENDMENT
                                      TO
                        TIMBERLINE SOFTWARE CORPORATION
                          EMPLOYEES' RETIREMENT PLAN


The Chairman announced that the only order of business was the consideration by the Board of amendments to Section(s) 3.01(k)(3)(iv) and 3.01(k)(4)(iv) of the Corporation's existing retirement plan. The Chairman further explained that the Corporation could make the necessary amendments by replacing certain pages of the plan's adoption agreement. The Chairman then circulated the proposed amendments to the Directors. After a brief discussion of the proposed amendments, motion was made, seconded and it was unanimously:

         RESOLVED, that the Corporation adopt the amendments to Sections 3.01(k)(3)(iv) and 3.01(k)(4)(iv) of the Corporation's retirement plan circulated at this meeting, the amendments to be effective for the plan year commencing January 1, 1997. To effect the amendments, the Secretary will substitute amended page(s) 11 and 12 of the plan's adoption agreement in circulation for the corresponding page(s) presently within the adoption agreement. The Secretary will retain one copy of the page(s) removed as a part of the permanent record of the Corporation.


Dated:   6/9/97
      -------------


Employer:                                     Trustee:



  /s/ Thomas P. Cox                           /s/ Nicolette D. Johnston
-------------------------------               -----------------------------
Timberline Software Corporation               Administrative Committee

Part III.  [Options (k) and (l)].  Special rules for Code ss.401(k) Arrangement.
               (Choose (k) or (l), or both, as applicable)
               -------------------------------------------

[x]      (k)  Salary Reduction Agreements.  The following rules and restrictions apply to an Employee's salary reduction agreement:
                     (Make a selection under (1), (2) (3) and (4))
                     ---------------------------------------------

         (1) Limitation on amount. The Employee's salary reduction contributions: (Choose (i) or at least one of (ii) or (iii))
                                ---------------------------------------------

                  [  ]      (i)  No maximum limitation other than as provided in
                           the Plan.

                  [x] (ii) May not exceed 15% of Compensation for the Plan Year, subject to the annual additions limitation described in Part 2 of Article III and the 402(g) limitation described in Section 14.07 of the Plan.

                  [  ]     (iii)  Based on percentages of Compensation must
                           equal at least                            .
                                          ---------------------------

         (2) An employee may revoke, on a prospective basis, a salary reduction agreement: Choose (i), (ii),(iii) or (iv))
                            -------------------------------

                  [  ]     (i)  Once during any Plan Year but not later than
                                               of the Plan Year.
                           -------------------

                  [  ]     (ii)  As of any Plan Entry Date.

                  [x]      (iii)  As of the first day of any month.

                  [  ]     (iv)  (Specify, but must be at least once per Plan
                                 ---------------------------------------------
                           Year)                                        .
                           -----      ----------------------------------

         (3) An employee who revokes his salary reduction agreement may file a new salary reduction agreement with an effective date:
                  (Choose (i), (ii), (iii) or (iv))
                  ---------------------------------

                  [  ]     (i)  No earlier than the first day of the next Plan
                            Year.

                  [  ]     (ii)  As of any subsequent Plan Entry Date.

                  [  ]     (iii)  As of the first day of any month subsequent
                           to the month in which he revoked an Agreement.

                  [x]      (iv) (Specify,  but must be at least once per Plan
                                ----------------------------------------------
                           Year following the Plan Year of revocation) As of the
                           -----------------------------------------------------
                           first subsequent January 1 or July 1.
                           -------------------------------------

         (4) A Participant may increase or may decrease, on a prospective basis, his salary reduction percentage or dollar amount:
                Choose (i), (ii), (iii) or (iv))
                --------------------------------

                  [  ]     (i)  As of the beginning of each payroll period.

                  [  ]     (ii)  As of the first day of each month.

                  [  ]     (iii)  As of any Plan Entry Date.


                  [  ]     (iv)  (Specify,  but must  permit  an  increase  or
                                  --------------------------------------------
                           decrease at least once per Plan Year) As of January 1
                           -----------------------------------------------------
                           or July 1.
                           ----------

[x] (1) Cash or deferred contributions. For each Plan Year for which the Employer makes a designated cash or deferred contribution, a Participant may elect to receive directly in cash not more than the following portion (or, if less, the 402(g) limitation described in
         Section 14.07 of the Plan) of his proportionate share of that cash or deferred contribution: (Choose (1) or (2))
                                -------------------

         [  ]     (1)  All or any portion.

         [  ]     (2)                              %.
                       ----------------------------

         3.04 CONTRIBUTION ALLOCATION. The Advisory Committee will allocate deferral contributions, matching contributions, qualified nonelective contributions and nonelective contributions in accordance with Section 14.06 and the elections under this Adoption Agreement Section 3.04.

Part I.  [Options (a) through (d)].  Special Accounting Elections.
            (Choose whichever elections are applicable to the Employer's Plan)
            ------------------------------------------------------------------

[x]      (a) Matching  Contributions  Account.  The Advisory  Committee will allocate  matching  contributions  to a  Participant's:
          (Choose (1) or (2); (3) is available only in addition to (1))
          -------------------------------------------------------------

         [x]      (1)  Regular Matching Contributions Account.

         [  ]     (2)  Qualified Matching Contributions Account.

         [  ]     (3)  Except,  matching  contributions  under  Option(s)  of
                  Adoption Agreement Section 3.01 are allocable to the Qualified
                  Matching Contributions Account.

[x]      (b) Special  Allocation Dates for Salary  Reduction  Contributions.
         The Advisory Committee will allocate salary reduction contributions as of the Accounting Date and as of the following additional allocation dates: January 1.
                 ---------

[ ] (c) Special Allocation Dates for Matching Contributions. The Advisory Committee will allocate matching contributions as of the Accounting Date and as of the following additional allocation dates:
                                                                  --------------
                                                               .
         ------------------------------------------------------

[x] (d) Designated Qualified Nonelective Contributions - Definition of Participant. For purposes of allocating the designated qualified nonelective contribution, "Participant" means:
         (Choose (1) (2) or (3))
         -----------------------

         [  ]     (1)  All Participants.

         [x]      (2)  Participants who are Nonhighly Compensated Employees for
                   the Plan Year.

         [  ]     (3)  (Specify):
                                 ----------------------------------------------.

Part II. Method of Allocation - Nonelective Contribution. Subject to any restoration allocation required under Section 5.04, the Advisory Committee will allocate and credit each annual nonelective contribution (and Participant forfeitures treated as nonelective contributions) to the Employer Contributions Account of each Participant who satisfies the conditions of Section 3.06, in accordance with the allocation method selected under this Section 3.04. If the Employer elects Option (e)(2), Option (g)(2) or Option (h), for